EXHIBIT 99.1

RPX Announces Third Quarter 2013 Financial Results

SAN FRANCISCO – October 29, 2013 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk management solutions, today announced its financial results for the third quarter ended September 30, 2013.

Financial Highlights

•	Revenue for the third quarter of fiscal 2013 totaled $58.6 million, up 24% compared to $47.0 million in the prior year period

•	Subscription revenue for the third quarter of fiscal 2013 was $57.8 million, up 23% compared to $47.0 million in the prior year period

•	GAAP net income for the third quarter of fiscal 2013 was $8.4 million or $0.16 per pro forma diluted share[1], up 11% or 14%, respectively, from the prior year period

•	Non-GAAP net income for the third quarter of fiscal 2013 was $11.4 million or $0.21 per pro forma diluted share[1], up 21% or 17%, respectively, from the prior year period

“The Company executed well in the third quarter toward what we expect to be a full year of solid growth and validation of RPX’s business,” said John Amster, Chief Executive Officer of RPX Corporation. “We continued to reduce the costs associated with NPE risk for our growing client network, expanded and deepened our unique database of patent transaction information and market intelligence, and moved forward with the roll out of our insurance offering.”

Summary Results

Revenue for the third quarter increased to $58.6 million, compared to $47.0 million in the third quarter of 2012.

Net acquisition spend during the quarter totaled $17.6 million, and included nine new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients.

GAAP net income for the quarter was $8.4 million or $0.16 per diluted share, compared to $7.6 million or $0.14 per diluted share in the third quarter of 2012. Net income was $0.16 per pro forma diluted share[1] in the third quarter, compared to $0.14 per pro forma diluted share[1] in the third quarter of 2012.

Non-GAAP net income for the quarter, which excludes stock-based compensation and the amortization of acquired intangibles (in each case, net of tax), was $11.4 million or $0.21 per pro forma diluted share[1], compared to $9.4 million or $0.18 per pro forma diluted share[1] in the third quarter of 2012.

As of September 30, 2013, RPX had cash, cash equivalents and short-term investments of $277.6 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change.  Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the fourth quarter of fiscal 2013:

Subscription revenue[2]	$57.8 - $58.2 million
Fee-related revenue	$2.4 million
Total revenue	$60.2 - $60.6 million
Net income (non-GAAP)	$9.2 - $10.0 million
Effective tax rate (non-GAAP)	36%
Pro forma weighted-average diluted shares outstanding	54.2 million

The Company provided the following business outlook for the full year 2013:

Subscription revenue[2]	$224.6 - $225.0 million
Fee-related revenue	$12.8 million
Total revenue	$237.4 - $237.8 million
Cost of revenue (non-GAAP)	$110.7 - $111.1 million
SG&A (non-GAAP)	$44.8 - $45.3 million
Net income (non-GAAP)	$52.2 - $53.0 million
Effective tax rate (non-GAAP)	36%
Pro forma weighted-average diluted shares outstanding	53.6 million
Net acquisition spend	$120 - $125 million

The above outlook is forward-looking.  Actual results may differ materially.  Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.
 ————————
[1] Pro forma diluted shares computed to give effect to the shares of restricted stock outstanding as of the original date of issuance.
[2] Subscription revenue is comprised of revenue generated from membership subscription services and premiums earned from insurance policies.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on October 29, 2013.  Parties in the United States and Canada can access the call by dialing 1-877-941-0843, using conference code 4644553.  International parties can access the call by dialing 1-480-629-9866, using conference code 4644553.

RPX will offer a live webcast of the conference call which can be accessed from the “Investor Relations” section of the Company’s website at http://ir.rpxcorp.com. An audio replay of the conference call will also be available approximately two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter conference code 4644553.  International parties should call 1-303-590-3030 and enter conference code 4644553.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence and advisory services.  Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents, RPX helps to mitigate and manage patent risk for its growing client network.

Use of Non-GAAP Financial Information

This news release dated October 29, 2013 contains non-GAAP financial measures.  Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP net income, and non-GAAP net income per share.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes), the amortization of acquired intangible assets and related tax effects. Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing our financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements.  Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the impact of the current economic climate on the Company’s business, and the Company’s ability to attract new clients and retain existing clients.  Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC.  The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Kaustuva Das
Market Street Partners	RPX Corporation
+1-415-445-3233	+1-415-529-3105
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenue	$58,554	$47,044	$177,229	$146,131
Cost of revenue	29,766	21,980	78,130	60,508
Selling, general and administrative expenses	15,584	13,147	45,793	39,903
(Gain) loss on sale of patent assets, net	—	—	126	(177)
Operating income	13,204	11,917	53,180	45,897
Other income, net	56	65	170	92
Income before provision for income taxes	13,260	11,982	53,350	45,989
Provision for income taxes	4,863	4,392	19,561	17,130
Net income	$8,397	$7,590	$33,789	$28,859
Net income available to common stockholders:
Basic	$8,395	$7,556	$33,767	$28,378
Diluted	$8,395	$7,557	$33,767	$28,399
Net income available to common stockholders per common share:
Basic	$0.16	$0.15	$0.65	$0.57
Diluted	$0.16	$0.14	$0.63	$0.55
Weighted-average shares used in computing net income available to common stockholders per common share:
Basic	52,267	50,457	51,751	49,410
Diluted	54,055	52,127	53,415	51,711

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
	September 30, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$132,614	$73,638
Short-term investments	144,993	126,092
Restricted cash	364	—
Accounts receivable	19,885	25,144
Other receivables	—	33,775
Prepaid expenses and other current assets	9,733	5,237
Deferred tax assets	8,824	7,658
Total current assets	316,413	271,544
Patent assets, net	210,658	199,314
Property and equipment, net	4,790	3,144
Intangible assets, net	2,088	3,226
Goodwill	16,460	16,460
Restricted cash, less current portion	1,454	—
Other assets	774	279
Total assets	$552,637	$493,967
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$711	$568
Accrued liabilities	7,050	7,206
Deferred revenue	101,801	101,249
Deferred payment obligations	500	500
Other current liabilities	6,322	1,813
Total current liabilities	116,384	111,336
Deferred revenue, less current portion	3,429	3,122
Deferred tax liabilities	17,091	18,108
Other liabilities	3,142	1,142
Total liabilities	140,046	133,708
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	299,995	281,530
Retained earnings	112,533	78,744
Accumulated other comprehensive income (loss)	58	(20)
Total stockholders’ equity	412,591	360,259
Total liabilities and stockholders’ equity	$552,637	$493,967

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities
Net income	$33,789	$28,859
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	76,767	61,208
Stock-based compensation	12,081	7,493
Excess tax benefit from stock-based compensation	(2,752)	(5,796)
Imputed interest on deferred payment obligations	—	94
(Gain) loss on sale of patent assets	126	(177)
Amortization of premium on investments	4,496	3,773
Deferred taxes	(2,772)	(1,534)
Other	13	(19)
Changes in assets and liabilities:
Accounts receivable	5,259	3,163
Other receivables	33,775	—
Prepaid expenses and other assets	(6,392)	5,874
Deposit	—	(10,000)
Accounts payable	143	225
Accrued and other liabilities	1,134	(2,856)
Deferred revenue	859	(9,642)
Net cash provided by operating activities	156,526	80,665
Cash flows from investing activities
Purchases of investments classified as available-for-sale	(134,155)	(150,227)
Maturities of investments classified as available-for-sale	115,122	153,920
Sales of investments classified as available-for-sale	1,099	—
Business acquisition	—	(45,765)
(Increase) decrease in restricted cash	(1,818)	647
Purchases of intangible assets	—	(52)
Purchases of property and equipment	(2,073)	(1,626)
Acquisitions of patent assets	(82,751)	(65,056)
Proceeds from sale of patent assets	100	200
Net cash used in investing activities	(104,476)	(107,959)
Cash flows from financing activities
Repayments of principal on deferred payment obligations	—	(5,150)
Proceeds from other obligations	—	500
Proceeds from exercise of stock options and other common stock issuances	4,174	2,839
Excess tax benefit from stock-based compensation	2,752	5,796
Net cash provided by financing activities	6,926	3,985
Net increase (decrease) in cash and cash equivalents	58,976	(23,309)
Cash and cash equivalents at beginning of period	73,638	106,749
Cash and cash equivalents at end of period	$132,614	$83,440

RPX Corporation
Reconciliation of Pro Forma Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income	$8,397	$7,590	$33,789	$28,859
Pro forma net income per share:
Basic	$0.16	$0.15	$0.65	$0.57
Diluted	$0.16	$0.14	$0.63	$0.55
Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares	52,267	50,457	51,751	49,410
Add: Restricted stock	13	227	34	838
Shares used in computing pro forma basic net income per share	52,280	50,684	51,785	50,248
Diluted:
Diluted weighted-average common shares	54,055	52,127	53,415	51,711
Add: Restricted stock	13	227	34	838
Shares used in computing pro forma diluted net income per share	54,068	52,354	53,449	52,549

RPX Corporation
Reconciliation of GAAP to Pro Forma Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income	$8,397	$7,590	$33,789	$28,859
Stock-based compensation[1]	4,017	2,529	12,453	7,810
Amortization of acquired intangible assets[2]	351	361	1,069	832
Income tax adjustments[3]	(1,396)	(1,054)	(4,357)	(2,689)
Non-GAAP net income	$11,369	$9,426	$42,954	$34,812
Pro forma non-GAAP net income per share:
Basic	$0.22	$0.19	$0.83	$0.69
Diluted	$0.21	$0.18	$0.80	$0.66
Pro forma weighted-average shares:
Basic	52,280	50,684	51,785	50,248
Diluted	54,068	52,354	53,449	52,549

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Cost of revenue	$29,766	$21,980	$78,130	$60,508
Amortization of acquired intangible assets[2]	(56)	(56)	(168)	(168)
Non-GAAP cost of revenue	$29,710	$21,924	$77,962	$60,340

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Selling, general and administrative expenses	$15,584	$13,147	$45,793	$39,903
Stock-based compensation[1]	(4,017)	(2,529)	(12,453)	(7,810)
Amortization of acquired intangible assets[2]	(295)	(305)	(901)	(664)
Non-GAAP selling, general and administrative expenses	$11,272	$10,313	$32,439	$31,429

RPX Corporation
Additional Metrics
(in thousands, except client and headcount data)
(unaudited)
	As of and for the Three Months Ended September 30,
Operating Metrics	2013	2012
Number of clients	160	128
Net additions	3	8
Trailing four quarters	32	25
Gross acquisition spend	$20,591	$26,376
Trailing four quarters	$195,488	$176,170
Net acquisition spend	$17,591	$26,376
Trailing four quarters	$109,288	$121,940
Full time equivalent headcount	136	126
	As of and for the Three Months Ended September 30,
Financial Metrics	2013	2012
Subscription revenue[4]	$57,829	$47,011
Fee-related revenue	725	33
Total revenue	$58,554	$47,044
Cash, cash equivalents and short-term investments	$277,607	$208,637
Deferred revenue, current and noncurrent	$105,230	$98,687

[1] RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.
[2] RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.
[3] Amount reflects income taxes associated with the above noted non-GAAP exclusions.
[4] Subscription revenue is comprised of revenue generated from membership subscription services and premiums earned from insurance policies.